UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2021

ACELRX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35068	41-2193603
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

25821 Industrial Boulevard, Suite 400
Hayward, CA 94545
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 216-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ACRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01         Changes in Registrant’s Certifying Accountant.

Effective July 15, 2021, AcelRx Pharmaceuticals, Inc.’s (the “Company”) independent registered public accounting firm, OUM & Co., LLP (“OUM”), combined its business (the “Acquisition”) with WithumSmith+Brown, PC (“Withum”). As a result of the Acquisition, on July 29, 2021, OUM resigned as the Company's independent registered public accounting firm. Concurrently with such resignation, the Company, with the approval of the Audit Committee of the Company’s Board of Directors, consented to the assignment of OUM’s engagement (the “Engagement”) with the Company to, and its assumption by, Withum. Withum became the Company’s independent registered public accounting firm upon its assumption of the Engagement on July 29, 2021.

The reports of OUM on the consolidated financial statements of the Company for the years ended December 31, 2020 and 2019 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. In connection with its audits of the years ended December 31, 2020 and 2019 and reviews of the Company's consolidated financial statements through the date of this report, there were no disagreements with OUM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of OUM, would have caused it to make reference thereto in their report on the consolidated financial statements for such years.

The Company has furnished to OUM the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is OUM’s letter to the Commission, dated July 29, 2021 regarding these statements.

During the two most recent fiscal years and through the date of this report, the Company has not consulted with Withum on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, in each case where a written report was provided or oral advice was provided that Withum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2021	ACELRX PHARMACEUTICALS, INC.

	By:	/s/ Raffi Asadorian
Raffi Asadorian
Chief Financial Officer